UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period :	December 1, 2015 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Dividend Fund

Annual report
11 | 30 | 16

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PGDEX

Putnam
Global Dividend
Fund

Annual report
11 | 30 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	48

About the Trustees	49

Officers	51

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. There are no guarantees that a company will continue to pay dividends. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

January 10, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

RECENT BROAD MARKET INDEX AND FUND PERFORMANCE

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/16. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 13.

2 Global Dividend Fund

Darren A. Jaroch, CFA
Portfolio Manager

Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

Darren, could you tell us about the investing environment for the reporting period?

In the early months of the period, which began in December 2015, the U.S. stock market took investors on a turbulent ride. As the 2015 calendar year came to a close, U.S. stocks posted their weakest annual results since the global financial crisis. January and February 2016 marked the worst-ever start to a year in terms of stock performance, as concerns escalated over China’s slowing economy, and oil and commodity prices plummeted even further than they already had in 2015. We saw a tremendous amount of volatility, but I don’t believe conditions were nearly as bad as were being priced into the market. Companies began announcing earnings in the midst of all this and, not surprisingly, few of them delivered optimistic outlooks, which further contributed to the market’s downward spiral.

After a low point in mid-February 2016, stocks staged a remarkable rebound. As recession fears subsided and oil prices stabilized, turbulence eased and the S&P 500 Index gained 6.78% in March, marking its best monthly return in five months and the start of a relatively calm few months for the markets. In late June,

Global Dividend Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 11/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Dividend Fund

however, market volatility spiked again, largely in response to the Brexit decision by United Kingdom voters to leave the European Union. U.S. stock prices plummeted more than 5% in the two days after the vote, followed by a dramatic three-day recovery. U.S. stocks continued to advance, but their performance was weaker in early fall, as uncertainty surrounding the November U.S. presidential election and the likelihood of a Federal Reserve interest-rate hike by year-end weighed on investor sentiment. Donald Trump’s unexpected win shocked global markets and sent stocks tumbling in the election’s immediate aftermath. However, markets recovered quickly and stocks surged for the remaining weeks of November, with major U.S. indexes setting new record highs multiple times.

How did the fund perform for the period?

The fund gained 2.16% for the period, underperforming its benchmark, the MSCI World Index [ND], which returned 3.15%, and the average return of 3.14% for funds in its Lipper peer group, Global Equity Income Funds. The fund’s weakness versus the benchmark was due primarily to stock selection in the technology and energy sectors. Performance was helped by our stock selection in the health care and financials sectors.

Can you provide some examples of stocks that detracted from fund performance for the fiscal year?

The biggest detractor from performance was the fund’s investment in Scorpio Tankers, a company that provides seaborne transportation of refined oil products such as gasoline and jet fuel. The stock’s sharpest decline occurred during the early weeks of 2016, and was the result of a slowdown in charter rates. Although the company continued to struggle throughout the year, it was, in our view, a very attractively valued stock, and it began to show some improvement toward the close of the period.

Also dampening fund returns was a position in Casetek Holdings, a Taiwan-based maker of metal structural parts for computers and electronics. Investor enthusiasm, which had increased based on the possibility that Casetek would be gaining a bigger share of Apple’s business, turned to disappointment when Apple began to see a slowdown in sales and demand for a number of products that use Casetek casing components. This, combined with a weakening demand environment for the smartphone market as a whole, led to declines in Casetek shares. Casetek remained in the portfolio at the close of the period.

Rounding out the top three detractors was the fund’s investment in Lenovo Group, a China-based manufacturer and marketer of technology products and services. The stock was pressured as investors became increasingly concerned about rapidly shrinking demand for personal computers, Lenovo’s key product. In addition, the company, which acquired the hardware business of IBM several years ago, has had difficulty with its more recent acquisition of Motorola Mobility’s smartphone business. At the close of the period, we continued to maintain a position in this stock, due to the company’s solid dividend, strong cash-flow generation, and leadership in China’s PC market, where profit margins are strong.

What were some stocks that contributed to returns versus the benchmark?

NSK, a Japan-based maker of ball bearings, was the top contributor to fund performance for the fiscal year. We added this stock to the portfolio around the midpoint of the period, after it had declined due to investor concerns about a global economic slowdown and the potential negative effects of a strengthening yen

Global Dividend Fund 5

on the company’s profitability. Since that time, the company has delivered impressive results, consistently beating market expectations, particularly in the automotive segment of its business, where profit margins have expanded and demand has risen for high-precision ball bearings. At the close of the period, we were looking to trim the position in NSK, due primarily to its less-attractive yield.

Commodity prices rebounded dramatically in 2016, and that helped Rio Tinto, the portfolio’s second-best performer for the year. This United Kingdom-based mining company had significant exposure to the iron ore and copper industries, where prices have surged. At the same time, Rio Tinto is expected to benefit from improving demand from China, and the company has been cutting costs and conserving cash for several years, which provided an additional advantage in an improving environment for commodities.

Another portfolio highlight was PacWest Bancorp, a California-based regional bank. The stock has paid an attractive dividend and has benefited from the post-election stock market rally, improving consumer sentiment, and the expectation that we are entering an environment of rising interest rates.

What role did derivatives play in the portfolio?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Specifically, forward currency contracts, which were used to help hedge foreign exchange risk, had a positive impact on performance.

As the fund begins a new fiscal year, what is your outlook?

In the United States, stocks surged in the final month of the period in response to the outcome of the U.S. presidential election. This so-called “Trump rally” was the result of investor anticipation that the new administration will be good for businesses, due to a focus on corporate tax cuts, looser regulations, and infrastructure spending. Although it has been a pleasant surprise for stocks, I believe the market may have gotten ahead of itself, and at the close of the period, stocks in many sectors had become quite expensive, in my view.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

6 Global Dividend Fund

As a value investor and portfolio manager, however, I am more focused on stock-specific risks and opportunities, such as valuation and earnings. As the period came to a close, I was seeing attractively valued stocks in sectors that in my view had been too expensive for quite some time. I believe our focus on fundamental research and bottom-up stock selection will be critical as we see more differentiation between winners and losers in the market in the months ahead.

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Global Dividend Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/16

	Life of fund	Annual average	3 years	Annual average	1 year

Class A (3/18/13)
Before sales charge	20.09%	5.07%	7.51%	2.44%	2.16%

After sales charge	13.18	3.40	1.32	0.44	–3.71

Class B (3/18/13)
Before CDSC	16.85	4.30	5.09	1.67	1.45

After CDSC	13.85	3.57	2.25	0.75	–3.45

Class C (3/18/13)
Before CDSC	16.79	4.28	5.09	1.67	1.34

After CDSC	16.79	4.28	5.09	1.67	0.36

Class M (3/18/13)
Before sales charge	17.96	4.57	5.95	1.94	1.72

After sales charge	13.83	3.56	2.24	0.74	–1.84

Class Y (3/18/13)
Net asset value	21.31	5.36	8.39	2.72	2.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 Global Dividend Fund

Comparative index returns For periods ended 11/30/16

	Life of fund	Annual average	3 years	Annual average	1 year

MSCI World Index (ND)	28.92%	7.11%	11.53%	3.71%	3.15%

Lipper Global Equity
Income Funds category
average *	17.87	4.50	6.03	1.93	3.14

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 11/30/16, there were 173,144, and 134 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,685 ($11,385 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $11,679, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,383. A $10,000 investment in the fund’s class Y shares would have been valued at $12,131.

Global Dividend Fund 9

Fund price and distribution information For the 12-month period ended 11/30/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	4		4	4	4		4

Income	$0.389		$0.313	$0.311	$0.331		$0.416

Capital gains

Long-term gains	0.060		0.060	0.060	0.060		0.060

Short-term gains	—		—	—	—		—

Total	$0.449		$0.373	$0.371	$0.391		$0.476

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/15	$10.75	$11.41	$10.69	$10.68	$10.71	$11.10	$10.77

11/30/16	10.53	11.17	10.47	10.45	10.50	10.88	10.55

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [1]	2.58%	2.44%	1.83%	1.84%	2.02%	1.95%	2.84%

Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	2.46	1.87	1.87	N/A	2.04	2.86

Current 30-day SEC yield
(without expense
limitation) [3]	N/A	1.95	1.32	1.33	N/A	1.51	2.31

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Life of fund	Annual average	3 years	Annual average	1 year

Class A (3/18/13)
Before sales charge	24.14%	5.88%	8.62%	2.79%	6.77%

After sales charge	17.00	4.23	2.37	0.79	0.63

Class B (3/18/13)
Before CDSC	20.69	5.10	6.19	2.02	6.03

After CDSC	17.69	4.40	3.33	1.10	1.03

Class C (3/18/13)
Before CDSC	20.72	5.10	6.23	2.04	6.01

After CDSC	20.72	5.10	6.23	2.04	5.01

Class M (3/18/13)
Before sales charge	21.91	5.37	7.09	2.31	6.30

After sales charge	17.64	4.39	3.34	1.10	2.58

Class Y (3/18/13)
Net asset value	25.35	6.15	9.42	3.05	7.03

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Global Dividend Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year
ended 11/30/15*	1.28%	2.03%	2.03%	1.78%	1.03%

Total annual operating expenses
for the fiscal year ended 11/30/15	2.00%	2.75%	2.75%	2.50%	1.75%

Annualized expense ratio for
the six-month period ended
11/30/16 †‡	1.32%	2.07%	2.07%	1.82%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/17.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 11/30/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/16 to 11/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$6.62	$10.36	$10.36	$9.11	$5.37

Ending value (after expenses)	$1,004.90	$1,001.20	$1,001.30	$1,002.60	$1,006.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Dividend Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$6.66	$10.43	$10.43	$9.17	$5.40

Ending value (after expenses)	$1,018.40	$1,014.65	$1,014.65	$1,015.90	$1,019.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Dividend Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U. S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Dividend Fund 13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $ 451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Global Dividend Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Global Dividend Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements

16 Global Dividend Fund

for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.15% of its average net assets through at least March 30, 2018. During its fiscal year ending in 2015, your fund’s expenses were sufficiently low that this limitation was not operative. Putnam

Global Dividend Fund 17

Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds,

18 Global Dividend Fund

with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U. S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the second quartile of its Lipper Inc. (“Lipper”) peer group (Lipper Global Equity Income Funds) for the one-year period ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2015, there were 160 funds in your fund’s Lipper peer group. Because your fund commenced operations on March 18, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam

Global Dividend Fund 19

Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services,  the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Global Dividend Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Dividend Fund 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Dividend Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Dividend Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 10, 2017

22 Global Dividend Fund

The fund’s portfolio 11/30/16

COMMON STOCKS (90.0%)*	Shares	Value

Aerospace and defense (2.3%)

BAE Systems PLC (United Kingdom)	19,090	$143,432

TransDigm Group, Inc.	612	153,875

United Technologies Corp.	997	107,397

		404,704

Airlines (0.6%)

Japan Airlines Co., Ltd. (Japan)	3,300	97,640

		97,640

Automobiles (1.6%)

Daimler AG (Registered Shares) (Germany)	1,578	104,848

General Motors Co.	2,994	103,383

Nissan Motor Co., Ltd. (Japan)	8,900	82,189

		290,420

Banks (7.6%)

Australia & New Zealand Banking Group, Ltd. (Australia)	15,406	323,208

Bank of Nova Scotia (The) (Canada)	1,833	101,168

JPMorgan Chase & Co.	3,456	277,068

Lloyds Banking Group PLC (United Kingdom)	173,381	125,540

Natixis SA (France)	14,043	70,726

PacWest Bancorp	4,452	228,165

Swedbank AB Class A (Sweden)	5,572	128,238

Wells Fargo & Co.	1,774	93,880

		1,347,993

Beverages (4.3%)

Anheuser-Busch InBev SA/NV (Belgium)	1,573	163,447

Coca-Cola Co. (The)	4,149	167,412

Coca-Cola European Partners PLC (United Kingdom)	2,773	90,012

Dr. Pepper Snapple Group, Inc.	1,820	157,867

PepsiCo, Inc.	1,774	177,577

		756,315

Biotechnology (1.3%)

AbbVie, Inc.	3,731	226,845

		226,845

Capital markets (1.9%)

AllianceBernstein Holding LP	5,570	125,882

Carlyle Group LP (The)	4,390	68,265

KKR & Co. LP	9,596	146,819

		340,966

Chemicals (1.1%)

BASF SE (Germany)	738	63,204

Dow Chemical Co. (The)	2,472	137,740

		200,944

Commercial services and supplies (0.2%)

Edenred (France)	1,775	37,284

		37,284

Communications equipment (1.0%)

Cisco Systems, Inc.	3,731	111,258

Telefonaktiebolaget LM Ericsson (Sweden)	11,599	59,447

		170,705

Global Dividend Fund 23

COMMON STOCKS (90.0%)* cont.	Shares	Value

Construction and engineering (0.5%)

ACS Actividades de Construccion y Servicios SA (Spain)	3,022	$88,759

		88,759

Diversified financial services (0.7%)

Challenger, Ltd. (Australia)	15,995	125,793

		125,793

Diversified telecommunication services (4.7%)

AT&T, Inc.	8,356	322,792

BCE, Inc. (Canada)	3,496	150,661

CenturyLink, Inc.	1,769	41,607

Spark New Zealand, Ltd. (New Zealand)	54,016	139,054

Verizon Communications, Inc.	3,443	171,806

		825,920

Electric utilities (2.3%)

Duke Energy Corp.	1,113	82,106

Exelon Corp.	3,764	122,368

NextEra Energy, Inc.	997	113,887

SSE PLC (United Kingdom)	4,982	91,944

		410,305

Electronic equipment, instruments, and components (1.6%)

Synnex Technology International Corp. (Taiwan)	85,050	86,990

Tripod Technology Corp. (Taiwan)	84,000	192,389

		279,379

Equity real estate investment trusts (REITs) (2.3%)

Federal Realty Investment Trust	974	136,769

Gaming and Leisure Properties, Inc.	5,219	159,232

Japan Hotel REIT Investment Corp (Japan)	139	96,713

Viva Energy REIT (Australia) †	9,684	15,804

		408,518

Food and staples retail (0.4%)

Wesfarmers, Ltd. (Australia)	2,408	74,293

		74,293

Food products (4.7%)

Kraft Heinz Co. (The)	2,709	221,190

Nestle SA (Switzerland)	2,995	201,493

Orkla ASA (Norway)	21,140	188,224

Pinnacle Foods, Inc.	4,300	213,108

		824,015

Health-care providers and services (0.3%)

RHT Health Trust (Units) (Singapore)	85,300	51,775

		51,775

Hotels, restaurants, and leisure (2.5%)

McDonald’s Corp.	1,067	127,261

Tatts Group, Ltd. (Australia)	57,146	176,816

TUI AG (Germany)	10,291	135,521

		439,598

Household durables (2.3%)

Basso Industry Corp. (Taiwan)	60,000	139,303

Berkeley Group Holdings PLC (The) (United Kingdom)	3,808	118,018

Persimmon PLC (United Kingdom)	6,700	141,995

		399,316

24 Global Dividend Fund

COMMON STOCKS (90.0%)* cont.	Shares	Value

Independent power and renewable electricity producers (0.9%)

Atlantica Yield PLC (Spain)	4,887	$88,552

NextEra Energy Partners LP	2,603	66,663

		155,215

Industrial conglomerates (1.6%)

NWS Holdings, Ltd. (Hong Kong)	71,000	122,658

Siemens AG (Germany)	1,480	167,101

		289,759

Insurance (2.7%)

Allianz SE (Germany)	732	116,209

SCOR SE (France)	2,417	76,760

St James’s Place PLC (United Kingdom)	10,305	120,936

Zurich Insurance Group AG (Switzerland)	642	167,806

		481,711

Machinery (1.2%)

NSK, Ltd. (Japan)	18,900	205,842

		205,842

Media (0.5%)

WPP PLC (United Kingdom)	4,358	93,187

		93,187

Metals and mining (1.5%)

Rio Tinto PLC (United Kingdom)	7,203	271,558

		271,558

Mortgage real estate investment trusts (REITs) (1.7%)

Blackstone Mortgage Trust, Inc. Class A	2,994	90,060

CYS Investments, Inc.	4,763	38,295

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,014	119,558

MFA Financial, Inc.	5,540	43,323

		291,236

Multi-utilities (1.4%)

Ameren Corp.	1,993	97,896

Veolia Environnement SA (France)	8,654	149,152

		247,048

Oil, gas, and consumable fuels (8.8%)

Chevron Corp.	1,525	170,129

ENI SpA (Italy)	5,279	73,707

Exxon Mobil Corp.	5,592	488,176

Gaztransport Et Technigaz SA (France)	3,162	107,696

MPLX LP	1,754	57,619

Plains All American Pipeline LP	3,928	129,428

Royal Dutch Shell PLC Class A (United Kingdom)	4,276	108,872

Scorpio Tankers, Inc.	32,308	136,663

Total SA (France)	5,994	286,892

		1,559,182

Pharmaceuticals (10.6%)

AstraZeneca PLC (United Kingdom)	4,203	217,351

Bristol-Myers Squibb Co.	2,550	143,922

Eli Lilly & Co.	3,425	229,886

GlaxoSmithKline PLC (United Kingdom)	12,878	240,357

Johnson & Johnson	1,810	201,453

Global Dividend Fund 25

COMMON STOCKS (90.0%)* cont.	Shares	Value

Pharmaceuticals cont.

Merck & Co., Inc.	1,807	$110,570

Novartis AG (Switzerland)	2,807	193,171

Pfizer, Inc.	8,540	274,476

Sanofi (France)	1,468	118,160

Takeda Pharmaceutical Co., Ltd. (Japan)	2,800	114,663

		1,844,009

Road and rail (0.4%)

ComfortDelgro Corp., Ltd. (Singapore)	44,900	78,940

		78,940

Semiconductors and semiconductor equipment (3.0%)

Intel Corp.	8,627	299,357

Maxim Integrated Products, Inc.	3,437	134,971

Texas Instruments, Inc.	1,324	97,883

		532,211

Software (2.2%)

Microsoft Corp.	6,550	394,703

		394,703

Specialty retail (0.7%)

Gap, Inc. (The) S	5,047	126,024

		126,024

Technology hardware, storage, and peripherals (2.1%)

Apple, Inc.	628	69,407

Casetek Holdings, Ltd. (Taiwan)	40,000	109,309

Lenovo Group, Ltd. (China)	194,000	120,304

Seagate Technology PLC	1,719	68,932

		367,952

Tobacco (4.3%)

Altria Group, Inc.	3,819	244,149

British American Tobacco PLC (United Kingdom)	2,767	151,741

Philip Morris International, Inc.	4,061	358,505

		754,395

Trading companies and distributors (1.5%)

ITOCHU Corp. (Japan)	4,200	57,344

Marubeni Corp. (Japan)	14,800	81,021

Mitsui & Co., Ltd. (Japan)	9,700	130,698

		269,063

Wireless telecommunication services (0.7%)

Vodafone Group PLC (United Kingdom)	50,837	122,944

		122,944

Total common stocks (cost $15,794,015)		$15,886,466

	Expiration	Strike
WARRANTS (0.9%)*	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	7/24/17	$0.00	39,200	$162,048

Total warrants (cost $114,398)				$162,048

26 Global Dividend Fund

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value

Arconic, Inc. $2.688 cv. pfd. †	2,247	$71,118

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	171	13,114

Total convertible preferred stocks (cost $128,255)		$84,232

SHORT-TERM INVESTMENTS (8.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.73% [d]	115,875	$115,875

Putnam Short Term Investment Fund 0.51% L	1,446,158	1,446,158

State Street Institutional U. S. Government Money Market Fund,
Premier Class 0.28% P	10,000	10,000

Total short-term investments (cost $1,572,033)		$1,572,033

TOTAL INVESTMENTS

Total investments (cost $17,608,701)		$17,704,779

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $17,642,790.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $59,228 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	55.3%	Norway	1.1%

United Kingdom	11.6	Sweden	1.1

Japan	4.9	Spain	1.0

France	4.8	Belgium	0.9

Australia	4.1	New Zealand	0.8

Germany	3.3	Singapore	0.8

Switzerland	3.2	Hong Kong	0.7

Taiwan	3.0	Italy	0.4

China	1.6	Total	100.0%

Canada	1.4

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Dividend Fund 27

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $5,658,265)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.

	Australian Dollar	Sell	1/18/17	$96,182	$99,693	$3,511

	British Pound	Sell	12/21/16	364,180	376,429	12,249

	Barclays Bank PLC

	Canadian Dollar	Buy	1/18/17	213,774	218,717	(4,943)

	Euro	Buy	12/21/16	452,478	469,170	(16,692)

	Euro	Sell	12/21/16	452,478	477,177	24,699

	Hong Kong Dollar	Buy	2/16/17	40,003	40,022	(19)

	Japanese Yen	Buy	2/16/17	189,683	206,857	(17,174)

Citibank, N.A.

	Canadian Dollar	Buy	1/18/17	35,455	36,283	(828)

	Danish Krone	Buy	12/21/16	127,574	134,523	(6,949)

	Euro	Buy	12/21/16	70,551	76,061	(5,510)

	Japanese Yen	Buy	2/16/17	135,967	148,330	(12,363)

	Credit Suisse International

	British Pound	Buy	12/21/16	88,009	86,582	1,427

	British Pound	Sell	12/21/16	88,009	93,374	5,365

	Euro	Buy	12/21/16	19,733	20,814	(1,081)

	Euro	Sell	12/21/16	19,733	20,461	728

	Japanese Yen	Buy	2/16/17	50,521	55,105	(4,584)

	New Zealand Dollar	Sell	1/18/17	119,785	122,652	2,867

	Swedish Krona	Sell	12/21/16	12,918	13,913	995

	Swiss Franc	Buy	12/21/16	35,950	37,262	(1,312)

	Swiss Franc	Sell	12/21/16	35,950	36,938	988

	Goldman Sachs International

	Australian Dollar	Sell	1/18/17	137,340	142,416	5,076

	Chinese Yuan (Offshore)	Sell	2/16/17	274,485	279,707	5,222

	Japanese Yen	Buy	2/16/17	177,971	194,090	(16,119)

	HSBC Bank USA, National Association

	British Pound	Buy	12/21/16	39,810	41,437	(1,627)

	Canadian Dollar	Buy	1/18/17	124,689	127,566	(2,877)

	JPMorgan Chase Bank N.A.

	British Pound	Sell	12/21/16	564,110	598,518	34,408

	Japanese Yen	Buy	2/16/17	36,440	39,745	(3,305)

	Norwegian Krone	Sell	12/21/16	131,389	133,771	2,382

	Singapore Dollar	Sell	2/16/17	64,886	66,999	2,113

	Swiss Franc	Sell	12/21/16	31,813	32,001	188

	State Street Bank and Trust Co.

	British Pound	Buy	12/21/16	33,301	32,761	540

	British Pound	Sell	12/21/16	33,301	35,342	2,041

	Euro	Buy	12/21/16	125,400	132,256	(6,856)

	Euro	Sell	12/21/16	125,399	130,026	4,627

	Hong Kong Dollar	Buy	2/16/17	67,997	68,026	(29)

	Israeli Shekel	Buy	1/18/17	27,753	28,285	(532)

	Japanese Yen	Buy	2/16/17	77,183	84,190	(7,007)

28 Global Dividend Fund

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $5,658,265) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Norwegian Krone	Sell	12/21/16	$23,505	$23,932	$427

	Swiss Franc	Buy	12/21/16	144,685	148,673	(3,988)

	Swiss Franc	Sell	12/21/16	144,685	149,942	5,257

UBS AG

	Euro	Buy	12/21/16	189,478	201,747	(12,269)

	Euro	Sell	12/21/16	189,478	196,472	6,994

Total						$(3,960)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$754,976	$593,569	$—

Consumer staples	1,867,560	541,458	—

Energy	982,015	577,167	—

Financials	1,781,484	806,215	—

Health care	1,353,590	769,039	—

Industrials	1,035,415	436,576	—

Information technology	1,685,503	59,447	—

Materials	137,740	334,762	—

Real estate	408,518	—	—

Telecommunication services	825,920	122,944	—

Utilities	571,472	241,096	—

Total common stocks	11,404,193	4,482,273	—

Convertible preferred stocks	71,118	13,114	—

Warrants	—	162,048	—

Short-term investments	1,456,158	115,875	—

Totals by level	$12,931,469	$4,773,310	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,960)	$—

Totals by level	$—	$(3,960)	$—

*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund 29

Statement of assets and liabilities 11/30/16

ASSETS

Investment in securities, at value, including $112,365 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $16,046,668)	$16,142,746
Affiliated issuers (identified cost $1,562,033) (Notes 1 and 5)	1,562,033

Foreign currency (cost $28,332) (Note 1)	28,060

Dividends, interest and other receivables	64,632

Foreign tax reclaim	7,902

Receivable for shares of the fund sold	66,919

Receivable from Manager (Note 2)	8,163

Unrealized appreciation on forward currency contracts (Note 1)	122,104

Prepaid assets	13,349

Total assets	18,015,908

LIABILITIES

Payable to custodian	12,131

Payable for shares of the fund repurchased	38,916

Payable for custodian fees (Note 2)	8,483

Payable for investor servicing fees (Note 2)	5,621

Payable for Trustee compensation and expenses (Note 2)	894

Payable for administrative services (Note 2)	65

Payable for distribution fees (Note 2)	8,058

Payable for auditing and tax fees	33,396

Unrealized depreciation on forward currency contracts (Note 1)	126,064

Collateral on securities loaned, at value (Note 1)	115,875

Collateral on certain derivative contracts, at value (Note 1)	10,000

Other accrued expenses	13,615

Total liabilities	373,118

Net assets	$17,642,790

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$18,034,814

Undistributed net investment income (Note 1)	119,813

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(601,769)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	89,932

Total — Representing net assets applicable to capital shares outstanding	$17,642,790

(Continued on next page)

30 Global Dividend Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,931,445 divided by 1,037,912 shares)	$10.53

Offering price per class A share (100/94.25 of $10.53)*	$11.17

Net asset value and offering price per class B share ($609,306 divided by 58,203 shares)**	$10.47

Net asset value and offering price per class C share ($2,931,272 divided by 280,398 shares)**	$10.45

Net asset value and redemption price per class M share ($901,336 divided by 85,859 shares)	$10.50

Offering price per class M share (100/96.50 of $10.50)*	$10.88

Net asset value, offering price and redemption price per class Y share
($2,269,431 divided by 215,193 shares)	$10.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund 31

Statement of operations Year ended 11/30/16

INVESTMENT INCOME

Dividends (net of foreign tax of $32,145)	$714,517

Interest (including interest income of $4,436 from investments in affiliated issuers) (Note 5)	4,457

Securities lending (net of expenses) (Notes 1 and 5)	1,721

Total investment income	720,695

EXPENSES

Compensation of Manager (Note 2)	114,008

Investor servicing fees (Note 2)	34,645

Custodian fees (Note 2)	13,642

Trustee compensation and expenses (Note 2)	1,059

Distribution fees (Note 2)	69,023

Administrative services (Note 2)	484

Reports to shareholders	19,741

Auditing and tax fees	41,877

Blue sky expense	62,218

Other	4,261

Fees waived and reimbursed by Manager (Note 2)	(108,908)

Total expenses	252,050

Expense reduction (Note 2)	(47)

Net expenses	252,003

Net investment income	468,692

Net realized loss on investments (Notes 1 and 3)	(393,250)

Net realized gain on foreign currency transactions (Note 1)	168,941

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(21,376)

Net unrealized appreciation of investments during the year	102,565

Net loss on investments	(143,120)

Net increase in net assets resulting from operations	$325,572

The accompanying notes are an integral part of these financial statements.

32 Global Dividend Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/16	Year ended 11/30/15

Operations

Net investment income	$468,692	$391,090

Net realized loss on investments
and foreign currency transactions	(224,309)	(51,083)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	81,189	(1,164,727)

Net increase (decrease) in net assets resulting
from operations	325,572	(824,720)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(377,859)	(237,123)

Class B	(16,649)	(6,763)

Class C	(81,038)	(38,434)

Class M	(38,826)	(12,310)

Class Y	(86,894)	(54,736)

Net realized short-term gain on investments

Class A	—	(283,379)

Class B	—	(8,158)

Class C	—	(54,730)

Class M	—	(11,932)

Class Y	—	(64,019)

From net realized long-term gain on investments
Class A	(56,580)	(105,309)

Class B	(3,059)	(3,213)

Class C	(15,053)	(21,186)

Class M	(7,506)	(4,912)

Class Y	(10,200)	(23,589)

Increase (decrease) from capital share transactions (Note 4)	1,451,137	(1,528,689)

Total increase (decrease) in net assets	1,083,045	(3,283,202)

NET ASSETS

Beginning of year	16,559,745	19,842,947

End of year (including undistributed net investment income
of $119,813 and $119,438, respectively)	$17,642,790	$16,559,745

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

November 30, 2016	$10.75	. 30	(.07)	.23	(. 39)	(.06)	(.45)	$10.53	2.16	$10,931	1.32[e]	2.86[e]	22

November 30, 2015	11.81	. 29	(.71)	(.42)	(. 26)	(. 38)	(.64)	10.75	(3.71)	10,225	1.28	2.58	38

November 30, 2014	11.10	. 31.71		1.02	(. 31)	—	(. 31)	11.81	9.28	14,015	1.33	2.67	96

November 30, 2013†	10.00	. 23	. 94	1.17	(.07)	—	(.07)	11.10	11.70 *	9,269	.99 *	2.13*	7*

Class B

November 30, 2016	$10.69	. 22	(.07)	. 15	(. 31)	(.06)	(. 37)	$10.47	1.45	$609	2.07[e]	2.14[e]	22

November 30, 2015	11.75	. 21	(.71)	(. 50)	(.18)	(. 38)	(. 56)	10.69	(4.42)	512	2.03	1.90	38

November 30, 2014	11.07	. 20.72		. 92	(. 24)	—	(. 24)	11.75	8.38	321	2.08	1.71	96

November 30, 2013†	10.00	.15	. 97	1.12	(.05)	—	(.05)	11.07	11.19*	82	1.52 *	1.37*	7*

Class C

November 30, 2016	$10.68	. 22	(.08)	. 14	(. 31)	(.06)	(. 37)	$10.45	1.34	$2,931	2.07[e]	2.12[e]	22

November 30, 2015	11.73	. 21	(.70)	(.49)	(.18)	(. 38)	(. 56)	10.68	(4.34)	2,649	2.03	1.85	38

November 30, 2014	11.05	. 22.70		. 92	(. 24)	—	(. 24)	11.73	8.41	2,224	2.08	1.85	96

November 30, 2013†	10.00	.13	. 98	1.11	(.06)	—	(.06)	11.05	11.13*	221	1.52 *	1.23*	7*

Class M

November 30, 2016	$10.71	. 25	(.07)	. 18	(. 33)	(.06)	(. 39)	$10.50	1.72	$901	1.82[e]	2.39[e]	22

November 30, 2015	11.76	. 24	(.71)	(.47)	(. 20)	(. 38)	(. 58)	10.71	(4.12)	1,343	1.78	2.13	38

November 30, 2014	11.08	. 22.73		. 95	(. 27)	—	(. 27)	11.76	8.64	438	1.83	1.82	96

November 30, 2013†	10.00	.18	. 95	1.13	(.05)	—	(.05)	11.08	11.34*	66	1.34*	1.70 *	7*

Class Y

November 30, 2016	$10.77	. 34[f]	(.08)	. 26	(.42)	(.06)	(.48)	$10.55	2.42	$2,269	1.07[e]	3.23[e,f]	22

November 30, 2015	11.82	. 31	(.70)	(. 39)	(. 28)	(. 38)	(.66)	10.77	(3.37)	1,830	1.03	2.77	38

November 30, 2014	11.11	. 33.72		1.05	(. 34)	—	(. 34)	11.82	9.52	2,845	1.08	2.76	96

November 30, 2013†	10.00	. 21	. 98	1.19	(.08)	—	(.08)	11.11	11.92*	503	. 81*	1.96*	7*

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

November 30, 2016	0.63%

November 30, 2015	0.72

November 30, 2014	0.90

November 30, 2013	1.77

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f The net investment income ratio and per share amount shown may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

34 Global Dividend Fund	Global Dividend Fund 35

Notes to financial statements 11/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through November 30, 2016.

Putnam Global Dividend Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks and other equity or convertible securities of large and midsize companies worldwide that pay or that Putnam Management expects to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity or convertible securities of companies that pay or that Putnam Management expects to pay dividends. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in developed countries, but may invest in emerging markets. Value stocks are those that Putnam Management believes are currently undervalued by the market and that Putnam Management believes may produce attractive levels of dividend income. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 Global Dividend Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U. S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U. S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U. S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U. S. Treasury, U. S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Global Dividend Fund 37

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U. S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U. S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U. S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U. S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U. S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $60,899 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated

38 Global Dividend Fund

to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $115,875 and the value of securities loaned amounted to $112,365.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $ 317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$311,634	$272,193	$583,827

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on passive foreign

Global Dividend Fund 39

investment companies and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $132,949 to decrease distributions in excess of net investment income, $1,379 to decrease paid-in capital and $131,570 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,669,425

Unrealized depreciation	(1,591,289)

Net unrealized appreciation	78,136

Undistributed ordinary income	120,738

Capital loss carryforward	(583,827)

Cost for federal income tax purposes	$17,626,643

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) over the performance period. The maximum annualized performance adjustment rate is +/– 0.15% . The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.695% of the fund’s average net assets before a decrease of $ 5,309 (0.031% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2018, to the extent that the total expenses of the fund (excluding brokerage,

40 Global Dividend Fund

interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, any upward or downward adjustments to the fund’s base management fee and acquired fund fees and expenses) would not exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $108,709 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $199.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$21,060	Class M	2,403

Class B	1,169	Class Y	4,309

Class C	5,704	Total	$34,645

Global Dividend Fund 41

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $ 47 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b –1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$26,110	Class M	8,859

Class B	5,794	Total	$69,023

Class C	28,260

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $ 4,479 and $28 from the sale of class A and class M shares, respectively, and received $ 387 and $ 42 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$4,646,032	$3,600,914

U.S. government securities (Long-term)	—	—

Total	$4,646,032	$3,600,914

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

42 Global Dividend Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class A	Shares	Amount	Shares	Amount

Shares sold	321,666	$3,402,221	344,517	$3,897,764

Shares issued in connection with
reinvestment of distributions	39,885	422,429	54,979	614,504

	361,551	3,824,650	399,496	4,512,268

Shares repurchased	(274,716)	(2,886,335)	(635,601)	(7,194,632)

Net increase (decrease)	86,835	$938,315	(236,105)	$(2,682,364)

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class B	Shares	Amount	Shares	Amount

Shares sold	15,518	$160,775	24,504	$279,060

Shares issued in connection with
reinvestment of distributions	1,779	18,744	1,628	18,134

	17,297	179,519	26,132	297,194

Shares repurchased	(6,962)	(72,227)	(5,564)	(60,880)

Net increase	10,335	$107,292	20,568	$236,314

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class C	Shares	Amount	Shares	Amount

Shares sold	93,293	$976,262	116,755	$1,338,827

Shares issued in connection with
reinvestment of distributions	9,134	96,091	10,285	114,350

	102,427	1,072,353	127,040	1,453,177

Shares repurchased	(70,108)	(728,010)	(68,576)	(740,738)

Net increase	32,319	$344,343	58,464	$712,439

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class M	Shares	Amount	Shares	Amount

Shares sold	32,117	$325,091	89,761	$1,013,997

Shares issued in connection with
reinvestment of distributions	4,407	46,332	2,628	29,154

	36,524	371,423	92,389	1,043,151

Shares repurchased	(76,063)	(802,839)	(4,259)	(47,081)

Net increase (decrease)	(39,539)	$(431,416)	88,130	$996,070

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	255,009	$2,707,851	43,472	$495,109

Shares issued in connection with
reinvestment of distributions	9,114	96,564	12,686	142,017

	264,123	2,804,415	56,158	637,126

Shares repurchased	(218,941)	(2,311,812)	(126,836)	(1,428,274)

Net increase (decrease)	45,182	$492,603	(70,678)	$(791,148)

Global Dividend Fund 43

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$—	$1,867,693	$1,751,818	$696	$115,875

Putnam Short Term
Investment Fund†	963,589	7,131,553	6,648,984	4,436	1,446,158

Totals	$963,589	$8,999,246	$8,400,802	$5,132	$1,562,033

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

† Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$4,800,000

Warrants (number of warrants)	39,200

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$122,104	Payables	$126,064

Equity contracts	Investments	162,048	Payables	—

Total		$284,152		$126,064

44 Global Dividend Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under		Forward currency
ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$ —	$169,638	$169,638
Equity contracts	(33,051)	—	$(33,051)

Total	$(33,051)	$169,638	$136,587

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for
as hedging instruments under		Forward currency
ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(20,739)	$(20,739)

Equity contracts	82,794	—	$82,794

Total	$82,794	$(20,739)	$62,055

Global Dividend Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets
Forward currency contracts #	$15,760	$24,699	$—	$12,370	$10,298	$—	$39,091	$12,892	$6,994	$122,104

Total Assets	$15,760	$24,699	$—	$12,370	$10,298	$—	$39,091	$12,892	$6,994	$122,104

Liabilities

Forward currency contracts #	$—	$38,828	$25,650	$6,977	$16,119	$4,504	$3,305	$18,412	$12,269	$126,064

Total Liabilities	$—	$38,828	$25,650	$6,977	$16,119	$4,504	$3,305	$18,412	$12,269	$126,064

Total Financial and Derivative	$15,760	$(14,129)	$(25,650)	$5,393	$(5,821)	$(4,504)	$35,786	$(5,520)	$(5,275)	$(3,960)
Net Assets

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$10,000	$—	$—

Net amount	$15,760	$(14,129)	$(25,650)	$5,393	$(5,821)	$(4,504)	$25,786	$(5,520)	$(5,275)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

46 Global Dividend Fund	Global Dividend Fund 47

Federal tax information (Unaudited)

The fund designated 42.80% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

48 Global Dividend Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Global Dividend Fund 49

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50 Global Dividend Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Global Dividend Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Global Dividend Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer
Independent Registered
Public Accounting Firm
KPMG LLP

This report is for the information of shareholders of Putnam Global Dividend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN121 304070 1/17

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2016	$36,110	$ —	$3,700	$ —
November 30, 2015	$34,610	$ —	$3,600	$ —

For the fiscal years ended November 30, 2016 and November 30, 2015, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,700 and $3,600 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2016	$ —	$ —	$ —	$ —

November 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017